Exhibit 99.1

Astro Digital, Premier Builder of Satellites for Commercial, Civil and Defense Applications, to Become Public Through Merger with Proem Acquisition Corp I

Since 2018, Astro Digital has delivered nearly 40 satellites across 16 mission types for more than 30 customers, including NASA, the Department of Defense, Boeing, and Sony.

Astro Digital grew revenue at a 42% two-year CAGR while generating positive adjusted EBITDA, a rare combination among public space peers.

$50 million PIPE with Proem Asset Management and its affiliates committing $25 million, co-led with Leon Capital Group

Proem Asset Management is led by Imran Khan, former Chief Strategy Officer of Snap; following closing, Imran Khan will join the board of directors of Astro Digital.

DENVER, CO and DALLAS, TX, Sept. 28, 2026 (GLOBE NEWSWIRE) -- Astro Digital, US, Inc. (“Astro Digital” or the “Company”), a designer, manufacturer and operator of mission-configurable satellites for commercial, civil and defense applications, and Proem Acquisition Corp I (Nasdaq: PAAC) (“Proem”), a publicly traded special purpose acquisition company, today announced that they have entered into a definitive business combination agreement. Upon closing of the business combination, Proem will be named Astro Digital Holdings, Inc. and is expected to trade on Nasdaq following closing, which is anticipated in the first quarter of 2027, subject to certain closing conditions.

Astro Digital designs, manufactures, and operates satellite systems and mission support services for applications such as earth observation, communications, space infrastructure and defense applications. Since 2018, Astro Digital has delivered nearly 40 satellites across 16 distinct mission types and has served more than 30 customers including NASA, the Department of Defense, Boeing, and Sony. Its platforms have enabled a series of industry firsts, including Starcloud-1, which in November 2025 carried the first NVIDIA H100 GPU into orbit and has since run large language model training and inference on orbit; Mandrake, which demonstrated optical inter-satellite links for DARPA and the Space Development Agency; and Otter Pup 1 and 2, a mission demonstration for rendezvous, proximity operations and docking for Starfish Space.

“Breakthrough technologies and expanding commercial applications are driving rapid innovation across the constellation and space sectors and Astro Digital is uniquely positioned to benefit from these tailwinds,” said Chris Biddy, Co-Founder and Chief Executive Officer of Astro Digital. “Over the past 11 years, we have developed strong customer relationships, meeting growing demand with rapid execution capabilities, our scalable manufacturing platform and cost discipline. Unlike competitors in this industry, we have been able to deliver nearly 40 satellites, profitably, with revenue compounding at 42% annualized over two years, positive adjusted EBITDA, and a backlog that doubled last year.”

“We see a long runway for continued growth,” Biddy added. “Our customers continue to expand their constellation plans and develop new applications including data-centers-in-space which we are well suited to take on. This transaction with Proem will enable us to increase our sales force and production capacity, and expand into new verticals, while preserving the discipline that got us here. We are grateful to have Proem as a partner on this journey.”

“We like this business for five reasons,” said Imran Khan, Chairman and Chief Executive Officer of Proem and Founder and Chief Investment Officer of Proem Asset Management. “One, it is capital efficient: it has built satellites for eleven years and delivered nearly 40 of them without the cash burn that defines most of this sector. Two, it is direct leverage to the secular growth of space; as constellations multiply, demand for its platforms multiplies with them. Three, its growth comes from multiple vectors: existing customer follow-ons, new customer wins, government and sovereign programs, and new mission categories like orbital data centers. Four, the management team has a proven track record; they built this business from zero. And five, it is adjusted EBITDA profitable, and has been while compounding revenue at an impressive rate.”

The business combination values Astro Digital at a pro forma post-money enterprise value of approximately $587 million. The transaction will be funded by up to approximately $180 million in gross proceeds, comprising up to $130 million of cash held in Proem’s trust account (assuming no redemptions) and approximately $50 million from PIPE investments led by Proem Asset Management and Leon Capital Group, of which Proem Asset Management and its affiliates have committed $25 million. The transaction has been unanimously approved by the boards of directors of both Astro Digital and Proem and is expected to close in the first quarter of 2027, subject to approval by Proem’s shareholders, the satisfaction of a minimum cash condition of $30 million, the effectiveness of a registration statement on Form S-4 to be filed with the U.S. Securities and Exchange Commission (the “SEC”), and other customary closing conditions.

Astro Digital’s existing management team, led by Co-Founder and Chief Executive Officer Chris Biddy and Chief Financial Officer and EVP of Operations Michael Wilson, will continue to lead the combined company. Imran Khan, Chairman and Chief Executive Officer of Proem and Founder and Chief Investment Officer of Proem Asset Management, will join the board of directors of the combined company at closing, alongside current Astro Digital directors Adrian Steckel, former CEO of OneWeb, and Dr. Derek Tournear, former director of the Space Development Agency.

Additional information about the proposed transaction, including a copy of the business combination agreement and an investor presentation, will be provided in a Current Report on Form 8-K to be filed by Proem with the SEC and available at www.sec.gov.

Conference Call and Investor Presentation

Astro Digital and Proem will host a joint investor conference call on September 28, 2026, at 9:00 a.m. ET to discuss the proposed transaction. Participants can register for the webcast at https://events.q4inc.com/attendee/122125528. The webcast and the accompanying investor presentation will also be available on Proem’s website at www.proemacq.com. A replay will be available following the call.

Advisors

Broadfield US LLP is serving as legal counsel to Astro Digital. Clear Street is serving as financial and capital markets advisor to Proem, and Loeb & Loeb LLP is serving as legal counsel to Proem.

About Astro Digital

Astro Digital, a Delaware corporation, is the infrastructure powering space constellations. The Company designs, manufactures, launches and operates mission-configurable satellites for commercial, civil and defense customers, partnering with constellation operators from first spacecraft through constellation-scale production. Since 2018, Astro Digital has served more than 30 customers across 16 mission types, delivering nearly 40 satellites with decades of cumulative on-orbit time. The Company is headquartered in Denver, Colorado, with operations in California and Australia. For more information, visit www.astrodigital.com.

About Proem Acquisition Corp I

Proem Acquisition Corp I, a Cayman Islands exempted company (Nasdaq: PAAC) is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Proem is sponsored by Proem SPAC Partners I LLC, an affiliate of Proem Asset Management, a long-biased equity fund focused on the technology, media, telecommunications and consumer sectors. Proem raised $130 million in its initial public offering in February 2026, and its units, ordinary shares and warrants trade on Nasdaq under the symbols “PAACU”, “PAAC” and “PAACW”, respectively.

Non-GAAP Financial Measures

This press release includes references to adjusted EBITDA, a financial measure that is not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Astro Digital defines adjusted EBITDA as net income (loss) before interest, taxes, depreciation and amortization, adjusted for stock-based compensation. Astro Digital believes adjusted EBITDA provides useful information to investors regarding its operating performance. Non-GAAP financial measures should not be considered in isolation or as a substitute for financial measures prepared in accordance with GAAP. A reconciliation of adjusted EBITDA to net income (loss), the most directly comparable GAAP measure, is included in the investor presentation. Financial information for Astro Digital presented herein is unaudited and preliminary; 2026E-2029E figures are projections.

Additional Information and Where to Find It

The business combination will be submitted to shareholders of Proem for their consideration. Proem and Astro Digital intend to jointly file a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which will include a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to Proem’s shareholders as of a record date to be established for voting on the business combination and other proposals. Proem may also file other relevant documents regarding the business combination with the SEC. Proem’s shareholders and other interested persons are advised to read, once available, the preliminary Proxy Statement/Prospectus and any amendments thereto and, once available, the definitive Proxy Statement/Prospectus, in connection with Proem’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve, among other things, the business combination, because these documents will contain important information about Proem, Astro Digital and the business combination. Shareholders may also obtain a copy of the preliminary or definitive Proxy Statement/Prospectus, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by Proem, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Proem’s Chief Executive Officer at 3860 W. Northwest Hwy, Suite 470, Dallas, TX.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial, performance and operational metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the proposed business combination and the projected future financial performance of Astro Digital following the proposed business combination; (3) changes in the market for Astro Digital’s satellite technology infrastructure and mission support services, expansion plans and opportunities; (4) Astro Digital’s aerospace business, including modular satellite technology infrastructure and mission support services; (5) the sources and uses of cash in connection with the proposed Business Combination; (6) the anticipated capitalization and enterprise value of Proem following the consummation of the proposed business combination; (7) the projected technological developments of Astro Digital; (8) current and future potential commercial and customer relationships; (9) the ability to operate efficiently at scale; (10) anticipated investments in capital resources and research and development, and the effect of these investments; (11) the amount of redemption requests made by Proem’s public shareholders; (12) the ability of Astro Digital to issue equity or equity-linked securities in the future; (13) the failure to achieve the minimum cash condition; (14) the inability to obtain or maintain the listing of the combined company’s common stock on Nasdaq following the proposed business combination, including but not limited to redemptions exceeding anticipated levels or the failure to meet Nasdaq’s initial listing standards in connection with the consummation of the proposed business Combination; and (15) expectations related to the terms and timing of the proposed Business Combination. Additional risks include the availability and funding of the PIPE financing, including the risk that any PIPE investor may fail to satisfy its obligations; the level of redemptions and the resulting effect on minimum cash condition; delays in resolving SEC comments on, or obtaining effectiveness of, the Registration Statement; the failure to obtain required shareholder approvals or Nasdaq listing approval; and risks relating to Astro Digital’s aerospace, satellite, remote-sensing, communications and government-contract businesses, including export-control, sanctions, and other national-security regulatory requirements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Proem’s and Astro Digital’s management and are not predictions of actual performance. Any projections or other forward-looking information included in this press release, any investor presentation or other transaction communications are provided for illustrative purposes only, were prepared for purposes of evaluating the proposed business combination and related financing, and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability; no representation or warranty is made as to their achievability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Proem and Astro Digital. These forward-looking statements are subject to a number of risks and uncertainties, as set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the final prospectus of Proem filed with the SEC on February 13, 2026 (File No. 333-292217), and/or will be contained in the Registration Statement and the Proxy Statement/Prospectus when available, and in those other documents that Proem and Astro Digital have filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither Proem nor Astro Digital presently know or that Proem and Astro Digital currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Proem’s and Astro Digital’s expectations, plans or forecasts of future events and views as of the date of this press release. Proem and Astro Digital anticipate that subsequent events and developments will cause Proem’s and Astro Digital’s assessments to change. However, while Proem and Astro Digital may elect to update these forward-looking statements at some point in the future, Proem and Astro Digital specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Proem’s and Astro Digital’s assessments as of any date subsequent to the date of this release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Participants in the Solicitation

Proem and Astro Digital and certain of their respective directors, executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the business combination under the rules of the SEC. Information about (i) the directors and executive officers of Proem is set forth in Proem’s Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on March 26, 2026, and (ii) a description of the interests of the directors and executive officers of Proem and Astro Digital and the business combination will be contained in the Registration Statement and the Proxy Statement/Prospectus when available, which documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts

Astro Digital

Email: investor@astrodigital.com

Website: www.astrodigital.com

Proem Acquisition Corp I

Tel. No.  (214)  706-9344

Website: www.proemacq.com

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